                                                                   Exhibit 10.31


                               Stock Subscription

PSW Technologies, Inc.
(a Delaware Corporation)
40 Fulton Street
28th Floor
New York, New York

                                                                 October 1, 1996

Ladies/Gentlemen:

     The undersigned hereby subscribes for 800 shares of common stock, without par value of PSW Technologies, Inc., a Delaware corporation ("PSW"), all in consideration of the contribution by the undersigned to PSW of certain of the assets of the undersigned with respect to the business of the undersigned relating to the development and management of software systems, as set forth on Schedule A annexed hereto, and PSW agrees to assume and to discharge certain of the liabilities of the undersigned with respect to the business of the undersigned relating to the development and management of software systems, as set forth on Schedule B annexed hereto.

                                                  Very truly yours,

                                                  PENCOM SYSTEMS INCORPORATED
                                                  (a New York corporation)

                                                  By: /s/ Wade E. Saadi
                                                     ---------------------------
                                                    Wade E. Saadi, President
Accepted:

PSW TECHNOLOGIES, INC.
(a Delaware corporation)

By:_________________________

                                                  Very truly yours,

                                                  PENCOM SYSTEMS INCORPORATED
                                                  (a New York corporation)

                                                  By:___________________________
                                                    Wade E. Saadi, President
Accepted:

PSW TECHNOLOGIES, INC.
(a Delaware corporation)

By: /s/ W. Frank King
   -------------------------

                                   SCHEDULE A

                             PENCOM SOFTWARE ASSETS

SCHEDULE A
PENCOM SOFTWARE ASSETS

CASH                                                        4,323.26
INTEREST IN ACCOUNTS RECEIVABLE - SEE NOTE              2,000,000.00
PREPAID EXPENSES AND OTHER RECEIVABLES                     38,584.54
PROPERTY AND EQUIPMENT, net                             1,725,679.88
                                                        ------------

                                                        3,768,587.68
                                                        ============

NOTE: TRANSFERRED ACCOUNTS RECEIVABLE REPRESENTS 26.67% OF ACTUAL BALANCE.

                                   SCHEDULE B

                           PENCOM SOFTWARE LIABILITIES

SCHEDULE B
PENCOM SOFTWARE LIABILITES

ACCOUNTS PAYABLE AND ACCRUED EXPENSE                              1,020,739.46
PAYROLL AND OTHER TAXES PAYABLE                                     263,157.92
BILLINGS IN EXCESS OF COSTS                                          58,384.00
CURRENT PORTION OF LONG-TERM DEBT                                    11,300.47

LONG-TERM DEBT                                                        5,878.96
                                                                  ------------
                                                                  1,349,460.81
                                                                  ============


                                     Page 2